[BATTERY PARK LOGO]
                                                                        BATTERY
                                                                       PARK(SM)
                                                                HIGH YIELD FUND
                                                                  ANNUAL REPORT

                                                              SEPTEMBER 30, 2000

                                                       NOMURA CORPORATE RESEARCH
                                                       AND ASSET MANAGEMENT INC.
                                                              Investment Adviser
                                                        2 World Financial Center
                                                                      Building B
                                                         New York, NY 10281-1198

BATTERY PARK(SM) HIGH YIELD FUND
PRESIDENT'S MESSAGE:

DEAR SHAREHOLDER:

I am pleased to present the annual report for Battery Park High Yield Fund for the fiscal year ended September 30, 2000. This report begins with a discussion of the market environment and portfolio highlights by the Fund's portfolio manager, followed by a schedule of the Fund's high yield corporate bond holdings and the audited financial statements.

The Fund is managed by Nomura Corporate Research and Asset Management Inc., which seeks to provide you with a high total return -- consisting of current income and capital appreciation -- by investing in a diversified portfolio of high yield corporate bonds.

Although market conditions proved challenging throughout the year, we currently have a positive outlook for the high yield market going forward. As you'll learn in this report, spreads to Treasuries have widened to historic levels, and we believe that high yield bonds remain an attractive investment opportunity over the long term.

Thank you for your continued trust and investment in the Battery Park High Yield Fund. Sincerely,

/s/ ROBERT LEVINE
-------------------
Robert Levine, CFA
Chairman and President
November 29, 2000


BATTERY PARK(SM) HIGH YIELD FUND
FUND PERFORMANCE AND OUTLOOK

WE BELIEVE DIVERSIFICATION, INTENSIVE CREDIT RESEARCH AND PROACTIVE MANAGEMENT ARE KEY TO ACHIEVING CONSISTENT LONG-TERM TOTAL RETURNS.

Battery Park High Yield Fund's objective is to provide shareholders with high total return consisting of current income and capital appreciation. The Fund seeks to achieve its objective by investing principally in fixed income securities of U.S. companies which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality.

MARKET ENVIRONMENT

The past twelve months have reflected another weak period for the U.S. High Yield market causing spreads to widen and hopefully set the stage for recovery. Several factors have contributed to market negatives over the last year. As the year began, the Federal Reserve, worried that the booming domestic economy would lead to higher inflation, continued to raise interest rates, finally settling at its target rate, 6.5%, in May 2000. In our opinion, the Federal Reserve has put pressure on the banks to be more cautious in their lending activities. Additionally, the current trend of mutual fund redemptions has continued to put pressure on the market. After some inflows during the summer of 2000, outflows have returned causing additional selling in the marketplace. The recent meltdown of the NASDAQ coupled with growing concerns of a slowing economy has added to the selling at the end of the period. As investors have become more concerned about the state of the economy going forward, they have become more risk averse. Earnings disappointments have been received especially unfavorably.

While we are aware of the current state of the market, we believe that it presents attractive investment opportunities. Spreads have widened to historically high levels and with many fundamentally strong credits trading at significant discounts, we see value in the market. Past performance is not indicative of future results. However, we believe that our research-driven, company-specific investment philosophy will allow us to take advantage of this attractive market while avoiding problem credits. Below we discuss the sectors that hurt and helped performance.

PORTFOLIO HIGHLIGHTS

Certain industries positively affected the Fund's performance. These include the OIL AND GAS, ELECTRONICS/ELECTRIC, HOTELS/MOTELS/INNS AND CASINOS and BROADCAST RADIO AND TELEVISION industries. Other industries performed poorly for the Fund this year, particularly the TELECOMMUNICATIONS, RETAILING, and CABLE TELEVISION industries. Here we discuss some issues driving performance within these sectors.

During this period, the Fund benefited from its investments in the OIL AND GAS sector. All segments of the sector benefited from the commodity price increases as both oil and natural gas rallied throughout the period. Exploration and Production (E&P) companies directly benefited by selling their production at the higher prices, while Drillers and other

Service companies saw their cash flows boosted by the reinvestment of E&Ps looking to increase their reserves. While the sector has outperformed for the period, we are watching it closely for any indication that it may be less attractive on a relative value basis.

The Fund also benefited from its exposure to the ELECTRONICS/ELECTRIC sector. Increased demand for semiconductors drove high sales for the products and services of high yield technology companies. Demand was high for all semiconductor uses including computing, networking, telecommunications, and Internet applications, as well as for less high-tech applications such as autos and other consumer products. Also, increased capital markets activity, including M&A, IPOs, and secondary stock offerings, boosted performance in the sector.

The Fund benefited from an increase in exposure to the HOTELS/MOTELS/INNS AND CASINOS sector. Specifically, gaming bonds have exhibited minimal price volatility as companies continue to report stable revenues and cash flows with strong growth in certain jurisdictions. Little new capacity coupled with strong demand in most jurisdictions should result in robust cash flows for this industry. Additionally, recent consolidation in the industry is resulting in upside for many bonds as companies pursue refinancings and tender for existing bonds in the process. The Fund's investments continue to reflect a favorable outlook on the emerging gaming jurisdictions with an emphasis on large diversified credits and strong management teams at both the executive and operational levels.

The Fund also benefited from its exposure to the BROADCAST RADIO AND TELEVISION industry. 2000 was a strong year for television broadcasters, which benefited from political and Olympic advertising. Radio stations continued to gain advertising market share from newspapers and television and benefited from substantial Internet advertising during the first half, fueling double-digit same station growth for the year. However, our outlook for the industry is less bullish going forward for several reasons, and we have reduced the Fund's exposure to the industry as a result. We believe that radio broadcasters will suffer from tough comparisons following 2000's strong growth phase that was fueled by consolidation, Internet advertising and a strong economy. We also believe that 2001 will be a weak year for many television broadcasters, who will not benefit from political advertising or the Olympics. Television broadcasters and radio broadcasters alike will likely be hit by weaker national advertising, which is why we invest in the companies that have identified a clear strategy to increase the local advertising component of revenue.

The Fund's performance was negatively impacted by the Fund's investments in the TELECOMMUNICATIONS sector, specifically the WIRELINE segment, as it tracked the sell off of comparable companies in the NASDAQ. Many operators have had difficulty executing their business plans. Additionally, the sector has experienced limited access to the capital markets, leaving many companies with funding issues. We remain very cautious and conservative when investing in this segment of the market.

The RETAILING sector has also hurt the Fund's performance over the last year as it traded poorly relative to the high yield market. There have been several bankruptcies and no new issuance. However, the sector is very diverse with many niche players, and we believe that there are selective opportunities in the sector as most major problems are company specific. Thus our exposure to retailing in the fund is limited, with investments in companies that are market leaders and moderately leveraged.

Finally, the CABLE TELEVISION sector has also negatively impacted the Fund's performance. Spreads in the industry have significantly widened over the course of the past year. Cable operators continue to upgrade their networks to provide customers with local telephone service, high-speed Internet service and expanded digital video offerings. However the bonds of those companies with newer builds and overbuilds have traded off in the market. Liquidity concerns and limited access to the capital markets have also hurt the sector. The bonds of more established players have performed well, and we continue to focus on well-funded and well-capitalized firms in the industry.

During this period, the Fund has been a strictly high yield bond fund, with no emerging markets or common equity exposure. We believe that our research-driven, company-specific investment philosophy, which focuses on total return and relative value, has allowed us to take advantage of this attractive market while avoiding many of the problem credits. Finally we are pleased to report that, in a period of rising default rates, none of the Fund's holdings have defaulted.

OUTLOOK AND STRATEGY

Under the current weak market conditions, we believe that the opportunity exists to make sound investment decisions consistent with a long-term total return investment strategy. Successful high yield issuers pay down debt at par. With many fundamentally strong credits trading at lower levels, we see value in the market. We believe that our team of analysts will be able to identify the strong survivors in this market and make sound, long-term investment decisions based on in-depth credit research. Historically, in markets such as this, the higher quality BB names recover first (as investors make a flight to quality) followed by improvement in B credits. As the market firms, investor confidence builds and the lower quality, higher risk names return to favor. We expect this to be the case in our market and will act accordingly. As investor confidence grows, our investment decisions will follow suit, taking advantage of reestablished strength in the marketplace. We will continue to carefully evaluate and select investments that we believe offer the best opportunities to maximize total returns, taking careful consideration of the changing global economy. Investors should continue to maintain a positive long-term outlook for their high yield investments. While past performance is no guarantee of future results, we remain confident in our research-intensive investment strategy that has produced competitive returns.

/s/ ROBERT LEVINE
-------------------
Robert Levine, CFA
Chairman, President and Portfolio Manager, Battery Park Funds, Inc.

                        SUMMARY OF PORTFOLIO STATISTICS
                            AS OF SEPTEMBER 30, 2000
- ------------------------------------------------------------------------------


  TOP 10 INDUSTRIES             % OF
  INDUSTRY DESCRIPTION        PORTFOLIO

  Cable Television             21.22%
  Telecommunications           16.93%
  Electronics/Electric          8.52%
  Hotels/Motels/Inns and
    Casinos                     8.10%
  Chemical/Plastics             5.56%
  Building and Development      5.55%
  Broadcast Radio and
    Television                  4.96%
  Oil and Gas                   4.75%
  Food/Drug Retailers           3.69%
  Retailers                     3.63%
  TOTAL                        82.91%


  TOP 10 ISSUERS                % OF
  ISSUER DESCRIPTION          PORTFOLIO

  Duane Reade                   3.69%
  Leap Wireless                 3.31%
  Airgate                       3.12%
  Hollywood Shreveport          3.02%
  Young Broadcasting            2.90%
  Knology Holdings              2.90%
  Amkor                         2.86%
  Telecorp                      2.85%
  International Wire Group      2.84%
  Exodus Communications         2.83%
  TOTAL                        30.33%

  PORTFOLIO CHARACTERISTICS*

  Modified Duration             5.50 Years
  Average Maturity              8.48 Years
  Average S&P Rating                B
  30-DAY SEC YIELD**
    Class A                    11.03%
    Class A Net of Load        10.53%
    Class Y                    11.30%


                          RATINGS DISTRIBUTIONS BY S&P
[BAR GRAPH]


BBB-                                                           0.88%
BB+                                                            1.45%
BB                                                             2.91%
B+                                                            14.94%
B                                                             31.01%
B-                                                            27.67%
CCC+                                                           8.53%
CCC                                                            6.66%
NR                                                             5.96%

* Portfolio characteristics exclude cash and cash equivalents which as of September 30, 2000, represented approximately 2.72% of the Fund.

** The Advisor voluntarily waived management fees and absorbed expenses (please refer to note (4) of the Notes to the Financial Statements). Absent the waiver and absorption of fees, the annualized SEC yield for Class A shares (NAV) would have been 9.05%, Class A Shares (net of maximum sales charge) would have been 8.64% and Class Y shares would have been 9.32% and performance returns would have been lower.


                        ABOUT THE PORTFOLIO MANAGER

[ROBERT LEVINE PHOTO]Robert Levine, CFA, is a Chairman, President and a Director
                    of the Fund. Mr. Levine is also the founder, President and Chief Executive Officer of the Investment Adviser and an Executive Managing Director of Nomura Holding America Inc., a parent company, since 1991. Mr. Levine is Chief Investment Officer for all of the Investment Adviser's high yield portfolios. Prior to his present position at the Investment Adviser, Mr. Levine was with Kidder, Peabody & Co., Inc. ("KPC") for thirteen years. His most recent position at KPC was President of Kidder, Peabody High Yield Asset Management, Inc. and Managing Director for KPC. Formerly, he was a Managing Director of the Merchant Banking Department and Director of Research at the Kidder, Peabody High Yield Research Department. Prior to the formation of the High
                    Yield Research Group, Mr. Levine was the Director of Corporate Bond Research in the Kidder, Peabody Fixed Income Research Department. Prior to that, Mr. Levine was an Analyst with Morgan Guaranty Trust Company. He earned his MBA from the Wharton School of Finance and undergraduate degree from the City College of New York.


RISK FACTORS. High yield bonds, while offering greater total return potential, also possess greater risks than lower yielding higher rated bonds. Please see the Fund's Prospectus.

CLASS A SHARES incur a maximum initial sales charge (front-end load) of 4.50% and bear annual 12b-1 fees of 25 basis points. Class A shares are available only through financial planners and securities dealers that have entered into selected dealer agreements with the Distributor. Class A shares are available to certain qualified investors and other entities without a sales charge. Please see the Fund's prospectus for more details regarding the purchase of Class A shares at NAV.

CLASS Y SHARES are offered at net asset value without a sales charge to an investor that invests at least $1 million in the Fund or purchases through a fee-based financial planner whose clients have a current investment in the Fund aggregating at least $1 million. Class Y Shares also are offered for purchases of less than $1 million to Directors of the Fund and to retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and/or its affiliates.


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

               Class A     Class A with Load         Class Y       ML High Yield
                                                                 Master Index II

Oct-96         10,045           9,594                10,045         10,059

Mar-97         10,937          10,446                10,949         10,439

Jun-97         11,592          11,071                11,612         10,962

Sep-97         12,312          11,759                12,342         11,441

Dec-97         12,595          12,030                12,633         11,719

Mar-98         13,201          12,608                13,249         12,067

Jun-98         13,354          12,755                13,411         12,255

Sep-98         12,494          11,933                12,556         11,741

Dec-98         12,590          12,024                12,661         12,065

Mar-99         13,014          12,430                13,097         12,286

Jun-99         12,842          12,265                12,931         12,365

Sep-99         12,592          12,027                12,702         12,201

Dec-99         13,314          12,716                13,437         12,368

Mar-00         13,073          12,486                13,188         12,259

Jun-00         13,237          12,643                13,375         12,339

Sep-00         13,238          12,644                13,368         12,324


This graph compares a $10,000 investment in the Fund, made at its inception, with a similar hypothetical investment in the Merrill Lynch High Yield Master II Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is not predicative of future performance. Investment returns and principal value may vary, and you may have a gain or loss when you sell shares. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not possible to invest in an index.

FUND PERFORMANCE

                          FOR PERIODS ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION
              AVERAGE ANNUAL RATE OF RETURN %            ONE YEAR   OCTOBER 28, 1996
-------------------------------------------------------------------------------------
Battery Park Class Y Shares                                5.25%          7.67%
Battery Park Class A Shares                                5.10           7.42
Battery Park Class A Shares net of maximum sales charge
  (4.50%)                                                  0.41           6.17
Merrill Lynch High Yield Master II Index*                  1.00           5.46
- ------------------------------------------------------------------------------------

* Merrill Lynch & Co. The Merrill Lynch High Yield Master II Index is a publicly reported unmanaged composite benchmark of the hypothetical return on investment on approximately 1,199 high yield debt securities of at least $100 million ranging in rating from Ba1 to C to Moody's Investors Service Inc., and BB+ to C by Standard & Poor's. The Index has no cash component or transaction costs and is trader priced. Approximately 10% of the Index is comprised of deferred interest bonds and pay-in-kind bonds in addition to cash pay bonds. Certain of the information contained in this presentation has been provided by Merrill Lynch. Any information sourced to Merrill Lynch & Co. has been reprinted by permission, all rights reserved. Copyright(C) 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Index may not be copied, used or distributed without Merrill Lynch's prior written approval. Merrill Lynch makes no representation or warranty, express or implied, to any person including without limitation, any recipient of this presentation or any member of the public regarding the advisability of investing in securities generally or in the ability of the Index (represented in the literature) to track market performance. This presentation is not sponsored, endorsed, sold or promoted by Merrill Lynch.

Note:Total return measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. SINCE THE INCEPTION DATE OF THE FUND, THE ADVISER VOLUNTARILY WAIVED MANAGEMENT FEES OF 0.65% AND ABSORBED EXPENSES OF 0.68% (OF ANNUALIZED NET ASSETS) IN ORDER TO CAP EXPENSES AT 1.25% FOR CLASS A SHARES AND 1.00% FOR CLASS Y SHARES. PURSUANT TO AN EXPENSE WAIVER AND REIMBURSEMENT AGREEMENT DATED AS OF NOVEMBER 29, 1999, THE INVESTMENT ADVISER HAS AGREED TO THE SAME WAIVER AND REIMBURSEMENT ARRANGEMENT FOR THE FISCAL YEAR OF THE FUND BEGINNING OCTOBER 1, 2000 AND ENDING SEPTEMBER 30, 2001. AT OCTOBER 1, 2001, THE INVESTMENT ADVISER MAY IN ITS DISCRETION AGREE TO CONTINUE, MODIFY OR DISCONTINUE THIS WAIVER AND REIMBURSEMENT ARRANGEMENT.

BATTERY PARK(SM) HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

PRINCIPAL
  AMOUNT                                                                        VALUE
- ----------------------------------------------------------------------------------------
CORPORATE BONDS--96.08%
- ----------------------------------------------------------------------------------------
             BROADCAST RADIO & TELEVISION--4.96%
- ----------------------------------------------------------------------------------------
$  500,000   Lin Holdings Corp., 0/10.000%, 3/01/2008(4)                     $   366,250
- ----------------------------------------------------------------------------------------
   500,000   Young Broadcasting Corp., 11.750%, 11/15/2004                       516,250
- ----------------------------------------------------------------------------------------
                                                                                 882,500
- ----------------------------------------------------------------------------------------
             BUILDING AND DEVELOPMENT--5.55%
- ----------------------------------------------------------------------------------------
   500,000   D.R. Horton, Inc., 9.750%, 09/15/2010                               487,500
- ----------------------------------------------------------------------------------------
   500,000   Standard Pacific Corp., 9.500%, 09/15/2010                          498,750
- ----------------------------------------------------------------------------------------
                                                                                 986,250
- ----------------------------------------------------------------------------------------
             CABLE TELEVISION--21.16%
- ----------------------------------------------------------------------------------------
   300,000   Adelphia Communications, 10.875%, 10/01/2010                        295,500
- ----------------------------------------------------------------------------------------
   500,000   Cable Satisfaction International Inc., 12.750%, 3/1/2010            432,500
- ----------------------------------------------------------------------------------------
   500,000   Callahan Nordrhein, 14.000%, 07/15/2010(1)                          500,000
- ----------------------------------------------------------------------------------------
   500,000   Echostar Broadband Corp., 10.375%, 10/01/2007(1)                    500,000
- ----------------------------------------------------------------------------------------
   500,000   Ekabel Hessen GMBH, 14.500%, 09/01/2010(1)                          502,500
- ----------------------------------------------------------------------------------------
 1,000,000   Knology Holdings, 0/11.875%, 10/15/2007(4)                          515,000
- ----------------------------------------------------------------------------------------
   250,000   Mediacom LLC, 7.875%, 2/15/2011                                     221,250
- ----------------------------------------------------------------------------------------
   500,000   RCN Corp., 10.125%, 1/15/2010                                       357,500
- ----------------------------------------------------------------------------------------
   500,000   United Pan-Europe Communications N.V., 11.250%, 2/1/2010            440,000
- ----------------------------------------------------------------------------------------
                                                                               3,764,250
- ----------------------------------------------------------------------------------------
             CHEMICALS/PLASTICS--5.55%
- ----------------------------------------------------------------------------------------
   500,000   Avecia Group PLC, 11.000%, 07/01/2009                               495,000
- ----------------------------------------------------------------------------------------
   500,000   Huntsman ICI Chemicals, 10.125%, 07/01/2009                         493,125
- ----------------------------------------------------------------------------------------
                                                                                 988,125
- ----------------------------------------------------------------------------------------
             CONTAINERS/METAL-GLASS--1.72%
- ----------------------------------------------------------------------------------------
   300,000   US Can Corp., 12.375%, 10/01/2010(1)                                305,250
- ----------------------------------------------------------------------------------------
                                                                                 305,250
- ----------------------------------------------------------------------------------------
             ECOLOGICAL SERVICES AND EQUIPMENT--2.47%
- ----------------------------------------------------------------------------------------
   500,000   Allied Waste NA, 10.000%, 08/01/2009                                438,750
- ----------------------------------------------------------------------------------------
                                                                                 438,750
- ----------------------------------------------------------------------------------------
             ELECTRONICS/ELECTRIC--8.52%
- ----------------------------------------------------------------------------------------
   500,000   Amkor Technologies, Inc., 10.500%, 5/1/2009                         509,375
- ----------------------------------------------------------------------------------------
   500,000   Exodus Communications, Inc., 11.625%, 07/15/2010(1)                 503,750
- ----------------------------------------------------------------------------------------
   476,000   SCG Holding & Semiconductor Co., 12.000%, 8/1/2009                  502,180
- ----------------------------------------------------------------------------------------
                                                                               1,515,305
- ----------------------------------------------------------------------------------------
             FOOD/DRUG RETAILERS--3.69%
- ----------------------------------------------------------------------------------------
   750,000   Duane Reade, Inc., 9.250%, 2/15/2008                                656,250
- ----------------------------------------------------------------------------------------
                                                                                 656,250
- ----------------------------------------------------------------------------------------

                         See Notes to the Financial Statements.

PRINCIPAL
  AMOUNT                                                                        VALUE
- ----------------------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED
- ----------------------------------------------------------------------------------------
             FOOD SERVICE--2.21%
- ----------------------------------------------------------------------------------------
$  500,000   Avado Brands, Inc., 9.750%, 06/01/2006                          $   393,750
- ----------------------------------------------------------------------------------------
                                                                                 393,750
- ----------------------------------------------------------------------------------------
             HEALTHCARE--1.46%
- ----------------------------------------------------------------------------------------
   250,000   Iasis Healthcare Corp., 13.000%, 10/15/2009                         259,375
- ----------------------------------------------------------------------------------------
                                                                                 259,375
- ----------------------------------------------------------------------------------------
             HOME FURNISHINGS--0.86%
- ----------------------------------------------------------------------------------------
   500,000   Home Interiors, 10.125%, 6/1/2008                                   152,500
- ----------------------------------------------------------------------------------------
                                                                                 152,500
- ----------------------------------------------------------------------------------------
             HOTELS/MOTELS/INNS & CASINOS--8.10%
- ----------------------------------------------------------------------------------------
   500,000   Hollywood Casinos, 13.000%, 08/01/2006                              537,500
- ----------------------------------------------------------------------------------------
   150,000   MGM Mirage, Inc., 8.500%, 09/15/2010                                150,392
- ----------------------------------------------------------------------------------------
   250,000   Park Place Entertainment, 8.875%, 09/15/2008                        248,750
- ----------------------------------------------------------------------------------------
   500,000   Station Casinos, Inc., 9.875%, 07/01/2010(1)                        503,750
- ----------------------------------------------------------------------------------------
                                                                               1,440,392
- ----------------------------------------------------------------------------------------
             NON-FERROUS METALS/MINERALS--2.84%
- ----------------------------------------------------------------------------------------
   500,000   International Wire Group, 11.750%, 06/01/2005                       505,000
- ----------------------------------------------------------------------------------------
                                                                                 505,000
- ----------------------------------------------------------------------------------------
             OIL & GAS--4.75%
- ----------------------------------------------------------------------------------------
   500,000   Denbury Management, Inc., 9.000%, 3/1/2008                          462,500
- ----------------------------------------------------------------------------------------
   125,000   Nuevo Energy Co., 9.375%, 10/01/2010(1)                             124,844
- ----------------------------------------------------------------------------------------
   250,000   Swift Energy Co., 10.250%, 8/1/2009                                 258,125
- ----------------------------------------------------------------------------------------
                                                                                 845,469
- ----------------------------------------------------------------------------------------
             RETAILERS--3.63%
- ----------------------------------------------------------------------------------------
   500,000   Advance Stores Co., Inc., 10.250%, 4/15/2008                        392,500
- ----------------------------------------------------------------------------------------
   250,000   Travelcenters of America, 10.250%, 4/01/2007                        253,125
- ----------------------------------------------------------------------------------------
                                                                                 645,625
- ----------------------------------------------------------------------------------------
             SURFACE TRANSPORT--2.07%
- ----------------------------------------------------------------------------------------
   500,000   Motor Coach Industries International, Inc., 11.250%,                367,500
             5/1/2009
- ----------------------------------------------------------------------------------------
                                                                                 367,500
- ----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS--16.54%
- ----------------------------------------------------------------------------------------
   800,000   Airgate PCS Inc., 0/13.500%, 10/1/2009(4)                           486,000
- ----------------------------------------------------------------------------------------
   500,000   Alamosa PCS Holdings, Inc., 0/12.875%, 2/15/2010(4)                 272,500
- ----------------------------------------------------------------------------------------
   750,000   IPCS, Inc., 0/14.000%, units, 7/15/2010(1)(4)(5)                    416,250
- ----------------------------------------------------------------------------------------
   750,000   Leap Wireless International, Inc., 12.500%, 4/15/2010               588,750
- ----------------------------------------------------------------------------------------
   500,000   MGC Communications, Inc., 13.000%, 4/1/2010                         337,500
- ----------------------------------------------------------------------------------------
   500,000   Rhythms NetConnections Inc., 14.000%, 2/15/2010                     332,500
- ----------------------------------------------------------------------------------------
   500,000   Telecorp PCS, Inc., 10.625%, 07/15/2010(1)                          507,500
- ----------------------------------------------------------------------------------------
                                                                               2,941,000
- ----------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS (COST $18,427,855)                         17,087,291
- ----------------------------------------------------------------------------------------

                         See Notes to the Financial Statements.


PRINCIPAL
  AMOUNT                                                                        VALUE
- ----------------------------------------------------------------------------------------
DEMAND NOTES(6)--2.71%
- ----------------------------------------------------------------------------------------
$  483,321   Sara Lee Demand Note, 6.220%                                    $   483,321
- ----------------------------------------------------------------------------------------
             TOTAL DEMAND NOTE (COST $483,321)                                   483,321
- ----------------------------------------------------------------------------------------
  NUMBER
OF SHARES                                                                       VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS--0.45%
- ----------------------------------------------------------------------------------------
             CABLE TV--0.06%
- ----------------------------------------------------------------------------------------
       500   Cable Satisfaction--Warrants(2)(3)                                   10,125
- ----------------------------------------------------------------------------------------
       500   Optel, Inc.(2)(3)                                                        36
- ----------------------------------------------------------------------------------------
                                                                                  10,161
- ----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS--0.39%
- ----------------------------------------------------------------------------------------
       800   Airgate PCS Inc.--Warrants(2)                                        69,400
- ----------------------------------------------------------------------------------------
       750   Leap Wireless--Warrants(2)(3)                                             0
- ----------------------------------------------------------------------------------------
                                                                                  69,400
- ----------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $26,007)                                   79,561
- ----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS--99.24% (COST $18,937,183)                     17,650,173
- ----------------------------------------------------------------------------------------
             OTHER ASSETS IN EXCESS OF LIABILITIES--0.76%                        134,738
- ----------------------------------------------------------------------------------------
             TOTAL NET ASSETS--100.0%                                        $17,784,911
- ----------------------------------------------------------------------------------------

(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At September 30, 2000, these securities amounted to $3,863,844 which represents 21.73% of net assets.
(2)  Non-income producing security.
(3)  Deemed Restricted and Illiquid.
(4)  Denotes a step feature, with the rate representing the future coupon.
(5)  Consisting of bonds and warrants.
(6)  Variable Rate Security--the rate listed is as of September 30, 2000.

                     See Notes to the Financial Statements.


BATTERY PARK(SM) HIGH YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

ASSETS:
- ---------------------------------------------------------------------------
Investments, at value (cost $18,937,183)                        $17,650,173
- ---------------------------------------------------------------------------
Interest receivable                                                 442,852
- ---------------------------------------------------------------------------
Deferred organizational costs                                        48,914
- ---------------------------------------------------------------------------
Receivable from investment adviser                                   19,271
- ---------------------------------------------------------------------------
Other assets                                                         20,105
- ---------------------------------------------------------------------------
    Total assets                                                 18,181,315
- ---------------------------------------------------------------------------
LIABILITIES:
- ---------------------------------------------------------------------------
Distributions payable to shareholders                                12,179
- ---------------------------------------------------------------------------
Payable to distributor                                                2,334
- ---------------------------------------------------------------------------
Payable for investments purchased                                   300,000
- ---------------------------------------------------------------------------
Accrued expenses                                                     81,891
- ---------------------------------------------------------------------------
    Total liabilities                                               396,404
- ---------------------------------------------------------------------------
NET ASSETS                                                      $17,784,911
- ---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
- ---------------------------------------------------------------------------
Capital stock (par value $.001, 200,000,000 shares
  authorized)                                                   $21,971,113
- ---------------------------------------------------------------------------
Net unrealized (depreciation) of investments                     (1,287,010)
- ---------------------------------------------------------------------------
Accumulated net realized loss on investments                     (2,997,931)
- ---------------------------------------------------------------------------
Undistributed net investment income                                  98,739
- ---------------------------------------------------------------------------
    Total Net Assets                                            $17,784,911
- ---------------------------------------------------------------------------
CLASS A:
- ---------------------------------------------------------------------------
Net assets                                                      $ 1,947,383
- ---------------------------------------------------------------------------
Shares outstanding (par value $.001, 25,000,000 shares
  authorized)                                                       226,953
- ---------------------------------------------------------------------------
Net asset value and redemption price per share                  $      8.58
- ---------------------------------------------------------------------------
Maximum offering price per share (100/95.50 of $8.58)(1)        $      8.98
- ---------------------------------------------------------------------------
CLASS Y:
- ---------------------------------------------------------------------------
Net assets                                                      $15,837,528
- ---------------------------------------------------------------------------
Shares outstanding (par value $.001, 25,000,000 shares
  authorized)                                                     1,845,079
- ---------------------------------------------------------------------------
Net asset value, offering and redemption price per share              $8.58
- ---------------------------------------------------------------------------

(1) See "Description of Classes--Class A Shares" in the Prospectus See Notes to the Financial Statements.


BATTERY PARK(SM) HIGH YIELD FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
- --------------------------------------------------------------------------
Interest income                                                 $2,334,502
- --------------------------------------------------------------------------
Other Income                                                           594
- --------------------------------------------------------------------------
    Total investment income                                      2,335,096
- --------------------------------------------------------------------------
EXPENSES:
- --------------------------------------------------------------------------
Investment advisory fee                                            139,244
- --------------------------------------------------------------------------
Shareholder servicing and accounting fees and expenses              97,223
- --------------------------------------------------------------------------
Administration fees                                                 50,664
- --------------------------------------------------------------------------
Amortization of organization costs                                  45,745
- --------------------------------------------------------------------------
Professional fees                                                   57,040
- --------------------------------------------------------------------------
Federal and state registration fees                                 18,816
- --------------------------------------------------------------------------
Directors' fees                                                     36,062
- --------------------------------------------------------------------------
Reports to shareholders                                             34,567
- --------------------------------------------------------------------------
Distribution fee--Class A                                            7,229
- --------------------------------------------------------------------------
Custody fees                                                        16,221
- --------------------------------------------------------------------------
Miscellaneous expenses                                               3,962
- --------------------------------------------------------------------------
    Total expenses before waiver and reimbursement                 506,773
- --------------------------------------------------------------------------
Less: Waiver of expenses and reimbursement from Adviser           (284,323)
- --------------------------------------------------------------------------
    Net expenses                                                   222,450
- --------------------------------------------------------------------------
        Net investment income                                    2,112,646
- --------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
- --------------------------------------------------------------------------
Net realized (loss) on investments                                (479,571)
- --------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
  investments                                                     (403,304)
- --------------------------------------------------------------------------
    Net gain (loss) on investments                                (882,875)
- --------------------------------------------------------------------------
        Net change in net assets resulting from operations      $1,229,771
- --------------------------------------------------------------------------

                     See Notes to the Financial Statements.


BATTERY PARK(SM) HIGH YIELD FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                                SEPTEMBER 30,    SEPTEMBER 30,
                                                                    2000             1999
- ----------------------------------------------------------------------------------------------
OPERATIONS:
- ----------------------------------------------------------------------------------------------
Net investment income                                           $  2,112,646     $  2,133,603
- ----------------------------------------------------------------------------------------------
Net realized (loss) on investments                                  (479,571)      (2,518,357)
- ----------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) of
  investments                                                       (403,304)         668,967
- ----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations           1,229,771          284,213
- ----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
- ----------------------------------------------------------------------------------------------
Shares sold                                                        9,887,052       14,523,060
- ----------------------------------------------------------------------------------------------
Shares issued to holders in reinvestment of dividends              1,980,553        2,844,210
- ----------------------------------------------------------------------------------------------
Shares redeemed                                                  (17,276,932)     (10,569,979)
- ----------------------------------------------------------------------------------------------
    Net increase/(decrease) in net assets resulting from
      capital share transactions                                  (5,409,327)       6,797,291
- ----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
- ----------------------------------------------------------------------------------------------
From net investment income                                          (276,285)        (418,082)
- ----------------------------------------------------------------------------------------------
From net realized gains                                                   --         (188,112)
- ----------------------------------------------------------------------------------------------
    Total distributions to Class A shareholders                     (276,285)        (606,194)
- ----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
- ----------------------------------------------------------------------------------------------
From net investment income                                        (1,836,361)      (1,795,488)
- ----------------------------------------------------------------------------------------------
From net realized gains                                                   --         (654,910)
- ----------------------------------------------------------------------------------------------
    Total distributions to Class Y shareholders                   (1,836,361)      (2,450,398)
- ----------------------------------------------------------------------------------------------
        Total increase/(decrease) in net assets                   (6,292,202)       4,024,912
- ----------------------------------------------------------------------------------------------
NET ASSETS:
- ----------------------------------------------------------------------------------------------
Beginning of year                                                 24,077,113       20,052,201
- ----------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $98,739 and $63,539, respectively)                           $ 17,784,911     $ 24,077,113
- ----------------------------------------------------------------------------------------------

                     See Notes to the Financial Statements.


BATTERY PARK(SM) HIGH YIELD FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------
                                                         2000      1999      1998     1997(1)
- ---------------------------------------------------------------------------------------------
PER SHARE DATA:
- ---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 9.00    $10.10    $11.40    $10.00
- ---------------------------------------------------------------------------------------------
Income from investment operations:
- ---------------------------------------------------------------------------------------------
Net investment income                                     0.89      0.80      0.89      0.84
- ---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments                                            (0.43)    (0.72)    (0.70)     1.40
- ---------------------------------------------------------------------------------------------
Total from investment operations                          0.46      0.08      0.19      2.24
- ---------------------------------------------------------------------------------------------
Less distributions:
- ---------------------------------------------------------------------------------------------
Dividends from net investment income                     (0.88)    (0.79)    (0.91)    (0.84)
- ---------------------------------------------------------------------------------------------
Distributions from net realized gains                     0.00     (0.39)    (0.58)       --
- ---------------------------------------------------------------------------------------------
Total distributions                                      (0.88)    (1.18)    (1.49)    (0.84)
- ---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 8.58    $ 9.00    $10.10    $11.40
- ---------------------------------------------------------------------------------------------
Total Return(2)                                           5.10%     0.77%     1.50%    23.13%(4)
- ---------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
- ---------------------------------------------------------------------------------------------
Ratios of net expenses to average net assets:
- ---------------------------------------------------------------------------------------------
  Before expense reimbursement                            2.49%     2.22%     2.92%     4.04%(3)
- ---------------------------------------------------------------------------------------------
  After expense reimbursement                             1.25%     1.25%     1.25%     1.25%(3)
- ---------------------------------------------------------------------------------------------
Ratio of net investment income to average net
  assets:
- ---------------------------------------------------------------------------------------------
  Before expense reimbursement                            8.37%     7.33%     6.77%     5.87%(3)
- ---------------------------------------------------------------------------------------------
  After expense reimbursement                             9.60%     8.30%     8.44%     8.66%(3)
- ---------------------------------------------------------------------------------------------
Net assets, in thousands, end of period                 $1,947    $4,211    $3,894    $1,829
- ---------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 260%      178%      190%      236%
- ---------------------------------------------------------------------------------------------

(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(2)  Based on net asset value, which does not reflect the sales charge.
(3)  Computed on an annualized basis.
(4)  Not annualized.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                     See Notes to the Financial Statements.


BATTERY PARK(SM) HIGH YIELD FUND
FINANCIAL HIGHLIGHTS--CLASS Y SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED SEPTEMBER 30,
                                                    ----------------------------------------
                                                     2000       1999       1998      1997(1)
- --------------------------------------------------------------------------------------------
PER SHARE DATA:
- --------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  9.01    $ 10.10    $ 11.40    $ 10.00
- --------------------------------------------------------------------------------------------
Income from investment operations:
- --------------------------------------------------------------------------------------------
Net investment income                                  0.92       0.76       0.93       0.86
- --------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments                                         (0.45)     (0.64)     (0.71)      1.40
- --------------------------------------------------------------------------------------------
Total from investment operations                       0.47       0.12       0.22       2.26
- --------------------------------------------------------------------------------------------
Less distributions:
- --------------------------------------------------------------------------------------------
Dividends from net investment income                  (0.90)     (0.82)     (0.94)     (0.86)
- --------------------------------------------------------------------------------------------
Distributions from net realized gains                  0.00      (0.39)     (0.58)        --
- --------------------------------------------------------------------------------------------
Total distributions                                   (0.90)     (1.21)     (1.52)     (0.86)
- --------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $  8.58    $  9.01    $ 10.10    $ 11.40
- --------------------------------------------------------------------------------------------
Total Return(2)                                        5.25%      1.13%      1.76%     23.41%(4)
- --------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
- --------------------------------------------------------------------------------------------
Ratios of net expenses to average net assets:
- --------------------------------------------------------------------------------------------
  Before expense reimbursement                         2.36%      1.83%      2.67%      3.87%(3)
- --------------------------------------------------------------------------------------------
  After expense reimbursement                          1.00%      1.00%      1.00%      1.00%(3)
- --------------------------------------------------------------------------------------------
Ratio of net investment income to average net
  assets:
- --------------------------------------------------------------------------------------------
  Before expense reimbursement                         8.60%      7.72%      6.96%      5.86%(3)
- --------------------------------------------------------------------------------------------
  After expense reimbursement                          9.94%      8.55%      8.63%      8.73%(3)
- --------------------------------------------------------------------------------------------
Net assets, in thousands, end of period             $15,837    $19,866    $16,158    $13,361
- --------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                              260%       178%       190%       236%
- --------------------------------------------------------------------------------------------

(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(2)  Based on net asset value, which does not reflect the sales charge.
(3)  Computed on an annualized basis.
(4)  Not annualized.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                     See Notes to the Financial Statements.


BATTERY PARK(SM) HIGH YIELD FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

1.  ORGANIZATION

Battery Park Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-ended management investment company. The Company consists of one portfolio. The financial statements included herein are only those of Battery Park High Yield Fund (the "Fund"), a diversified portfolio. The Fund offers two classes of shares: Class A Shares and Class Y Shares. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation.

Organizational expenses of $213,984 and $13,290 were borne initially by Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), and Federated Services Company ("FServ"), respectively. The Fund has reimbursed the Adviser and FServ for these expenses. These expenses are being amortized over the period of benefit, but not to exceed sixty months.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A). INVESTMENT VALUATIONS. Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value under criteria established by the Board of Directors.

B). INCOME AND EXPENSES. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). The Fund is charged expenses directly such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

C). DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily prior to the determination of net asset value on that day and paid monthly. Distributions of net realized capital gains, if any, are declared at least annually.

D). FEDERAL INCOME TAXES. Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the deductibility of organizational costs. The following reclassifications have been made to the financial statements.

                                       INCREASE (DECREASE)
- -------------------------------------------------------------------------------------------------
                                         UNDISTRIBUTED NET                   ACCUMULATED REALIZED
PAID-IN CAPITAL                          INVESTMENT INCOME                   LOSS ON INVESTMENTS
- -------------------------------------------------------------------------------------------------
($45,745)                                     $35,201                              $10,544
- -------------------------------------------------------------------------------------------------

E). WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the day following the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F). RESTRICTED SECURITIES. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value under criteria established by the Board of Directors.

G). USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H). OTHER. Investment transactions are accounted for on the trade date.


3.   CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                                   YEAR ENDED                     YEAR ENDED
                                               SEPTEMBER 30, 2000             SEPTEMBER 30, 1999
- ---------------------------------------------------------------------------------------------------
                                             AMOUNT            SHARES        AMOUNT        SHARES
- ---------------------------------------------------------------------------------------------------
CLASS A
- ---------------------------------------------------------------------------------------------------
Shares sold                               $    345,204           38,780    $ 4,099,371      423,413
- ---------------------------------------------------------------------------------------------------
Shares issued to holders in reinvestment
  of dividends                                 139,638           15,509        391,608       40,900
- ---------------------------------------------------------------------------------------------------
Shares redeemed                             (2,685,738)        (295,022)    (3,709,854)    (382,197)
- ---------------------------------------------------------------------------------------------------
  Net increase (decrease)                 $ (2,200,896)        (240,733)   $   781,125       82,116
- ---------------------------------------------------------------------------------------------------

                                                   YEAR ENDED                     YEAR ENDED
                                               SEPTEMBER 30, 2000             SEPTEMBER 30, 1999
- ---------------------------------------------------------------------------------------------------
                                             AMOUNT            SHARES        AMOUNT        SHARES
- ---------------------------------------------------------------------------------------------------
CLASS Y
- ---------------------------------------------------------------------------------------------------
Shares sold                               $  9,541,848        1,064,410    $10,423,689    1,073,578
- ---------------------------------------------------------------------------------------------------
Shares issued to holders in reinvestment
  of dividends                               1,840,915          205,624      2,452,602      256,844
- ---------------------------------------------------------------------------------------------------
Shares redeemed                            (14,591,194)      (1,630,621)    (6,860,125)    (724,703)
- ---------------------------------------------------------------------------------------------------
  Net increase (decrease)                 $ (3,208,431)        (360,587)   $ 6,016,166      605,719
- ---------------------------------------------------------------------------------------------------

4.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A). INVESTMENT ADVISORY FEE. Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), is entitled to receive for its services an annual investment advisory fee equal to 0.65% of the Fund's average daily net assets. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the Adviser has agreed to waive its entire fee and reimburse certain operating expenses of the Fund to ensure expenses do not exceed 1.25% and 1.00% of average daily net assets for class A and class Y shares, respectively, for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the Adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement agreement. For the year ended September 30, 2000, the Advisor has waived fees and reimbursed expenses in the amount of $284,323.

B). DISTRIBUTION SERVICES FEE. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Nomura Securities International, Inc. (the "Distributor"), from the net assets of the Fund's Class A shares to finance activities intended to result in the sale of the Fund's Class A shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Class A shares annually to compensate the Distributor. The Distributor may voluntarily choose to waive any portion of its fee. The Distributor can modify or terminate any such voluntary waiver at any time at its sole discretion.

C). AGREEMENTS. Firstar Mutual Fund Services, LLC ("Firstar") serves as transfer agent, administrator, and accounting services agent for the Fund, and Firstar Bank, N.A. serves as custodian for the Fund. Certain officers of Firstar are also officers of the Fund, and are not compensated by the Fund.

5.  INVESTMENT TRANSACTIONS.

The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the year ended September 30, 2000, were as follows:

                                                                 PURCHASES        SALES
- ------------------------------------------------------------------------------------------
U.S. Government Securities                                               --             --
- ------------------------------------------------------------------------------------------
Other                                                           $51,493,834    $56,081,239
- ------------------------------------------------------------------------------------------

At September 30, 2000, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

- ---------------------------------------------------------------------------
Appreciation                                                    $   261,611
- ---------------------------------------------------------------------------
(Depreciation)                                                  $(1,548,621)
- ---------------------------------------------------------------------------
Net unrealized depreciation on investments                      $(1,287,010)
- ---------------------------------------------------------------------------

At September 30, 2000, the cost of investments for federal income tax purposes was $18,885,300.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Battery Park Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the Battery Park High Yield Fund (the "Fund"), a series of Battery Park Funds, Inc., including the schedule of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 28, 1996 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the Fund's custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Battery Park High Yield Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 28, 1996 to September 30, 1997, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
November 24, 2000



DIRECTORS                             OFFICERS
--------------------------------------------------------------------------------

Francis L. Fraenkel                   Robert Levine
Robert Levine                           Chairman and President
Frank K. Reilly                       Patrick D. Sweeney
Jennie Wong                             Secretary
                                      Jennie Wong
                                        Treasurer
                                      Freddie Jacobs, Jr.
                                        Assistant Treasurer, Assistant Secretary
                                      Joseph Neuberger
                                        Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its investment objective and policies, management fees, expenses and other information. 22


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Cusip 07132Q108
Cusip 07132Q207